UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 4, 2007


                         FLEETWOOD ENTERPRISES, INC.
              (Exact Name of Registrant as Specified in its Charter)

Delaware                  1-7699                         95-1948322
(State or Other        (Commission File                (IRS Employer
Jurisdiction of            Number)                      Identification
Incorporation)                                          Number)


              3125 Myers Street, Riverside, California 92503-5527
                  (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (951) 351-3500

                               Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act
(17
CFR 230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR
240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01	Other Events

On January 5, 2007, Fleetwood Enterprises, Inc. issued a press release announcing the promotion, effective January 4, 2007, of Paul C. Eskritt to Executive Vice President, Recreational Vehicle Group. Eskritt replaces Christopher J. Braun, who left the company. The press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

              (d) Exhibits.


The following exhibit is furnished with this current report on Form 8-K:

Exhibit Number         Description of Exhibit

99.1	               Fleetwood Enterprises, Inc. press release dated
                       January 5, 2007.


                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 5, 2007
                                   FLEETWOOD ENTERPRISES, INC.



                                   By: /s/  Leonard J. McGill
                                       --------------------------
                                       Leonard J. McGill
                                       Senior Vice President,
                                       General Counsel and Secretary




                           EXHIBIT INDEX

Exhibit Number    Description of Exhibit

99.1	          Fleetwood Enterprises, Inc. press release dated
                  January 5, 2007.